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Exhibit 10.2(c)

THIRD AMENDMENT
TO 2001 LP CANADA CREDIT AGREEMENT

THIS THIRD AMENDMENT TO 2001 LP CANADA CREDIT AGREEMENT is dated for reference February 24, 2003

AMONG:

  LOUISIANA-PACIFIC CANADA LTD., a British Columbia company having an office at 2100 - 1075 West Georgia Street, Vancouver, British Columbia, V6E 3G2

AND:

  LOUISIANA-PACIFIC CORPORATION, a Delaware corporation having an office at 1200, 805 S.W. Broadway, Portland, Oregon, U.S.A., 97205

AND:

  ROYAL BANK OF CANADA, a Canadian chartered bank, having its head office in Montreal, Quebec, and a branch office at 1025 West Georgia Street, Vancouver, British Columbia, V6E 3N9

WHEREAS:

A.    The parties entered into a credit agreement dated for reference November 30, 2001, which credit agreement was amended by a Waiver and First Amendment dated as of July 23, 2002 and a Second Amendment Agreement dated for reference November 27, 2002 (together the "Credit Agreement");

B.    The parties have agreed to amend the Credit Agreement as provided in this agreement ("Amendment Agreement").

WITNESSETH THAT in consideration of the mutual covenants and agreements herein, the parties covenant and agree as follows:

1.    Interpretation

        1.1    Words with an initial capital letter which are not otherwise defined in the Amendment Agreement have the meanings defined in the Credit Agreement as amended by the Amendment Agreement.

        1.2    The Amendment Agreement shall be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable in that Province.

        1.3    Wherever the singular or the masculine are used in the Amendment Agreement, the same shall be deemed to include the plural or the feminine or vice versa and a body politic or corporate where the context or the parties so require.

        1.4    Unless otherwise specified all statements of, or references to dollar amounts in this Amendment Agreement without currency specification shall refer to Canadian Funds.

2.    Representations and Warranties

        Each of the Borrower and the Guarantor severally represents and warrants to Royal that the execution and delivery of the Amendment Agreement and any required exhibits will not contravene a provision of any regulation, order or permit applicable to it or cause a conflict with or contravention of its constating documents or cause a breach of or constitute a default under or require any consent under any instrument or agreement to which it is a party or by which it is bound except such as have been obtained or waived, as the case may be.

3.    Amendment

        If the conditions set forth in §4 of the Amendment Agreement have been met or waived prior to or at the Effective Time then, as of the Effective Time, the Credit Agreement shall be amended as follows:

  (a)
  by deleting the definition of "Purchase Money Note";

  (b)
  by deleting §7.2(q) and substituting the following:

  "(q)
  it will not permit Consolidated EBITDDA, for any period of four consecutive quarters ending on a date listed below, to be less than the ratio set forth opposite such date:
Fiscal Quarters Ending	Minimum EBITDDA
December 31, 2001	$50,000,000
March 31, 2002	$60,000,000
June 30, 2002	$40,000,000
September 30, 2002	$70,000,000
December 31, 2002	$120,000,000
March 31, 2003	$160,000,000
June 30, 2003	$184,000,000
September 30, 2003	$200,000,000
December 31, 2003	$212,000,000
March 31, 2004	$240,000,000
June 30, 2004 and thereafter	$260,000,000	"

4.    Conditions Precedent

        Royal shall have no obligation to amend the Credit Agreement, as provided by this Amendment Agreement unless, on or prior to the Satisfaction Date specified in §5.2 it shall have received:

  (a)
  the Amendment Agreement duly executed by the Borrower and the Guarantor;

  (b)
  certified copies of authorizing resolutions of the boards of directors of the Borrower and the Guarantor or of a duly constituted and authorized committee of the board of directors of the Borrower or the Guarantor, as the case may be, both in form and content satisfactory to Royal and its counsel, authorizing the execution and delivery of the Amendment Agreement;

  (c)
  a notice of agreement and confirmation in substantially the form of Exhibit I, II and III from respectively the Guarantor, LP Engineered Wood Products Ltd. and Louisiana-Pacific B.C. Forest Products Limited.

5.    General

        5.1    The Amendment Agreement may be executed in one or more counterparts or facsimile counterparts, each of which when executed and delivered shall be deemed to be an original and all of which together shall constitute one document in writing.

        5.2    The Amendment Agreement shall be effective as of 23:59 hours, local Vancouver time, on the date as of which the Amendment Agreement is executed ("Effective Time") if on or prior to February 24, 2003 or such earlier or later date as may be agreed among Royal, the Borrower and the Guarantor ("Satisfaction Date"), Royal shall have received the documents described in §4.

        5.3    The Borrower and the Guarantor will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts, documents (including certificates, declarations, affidavits, reports and opinions) and things as Royal may reasonably require for the purpose of giving effect to the Amendment Agreement.

The Amendment Agreement has been executed as of the 24 day of February, 2003.

The COMMON SEAL of LOUISIANA-)		Address for Notice
PACIFIC CANADA LTD. was hereunto affixed	)	c/o Louisiana-Pacific Corporation
in the presence of:	)	1200, 805 S.W. Broadway
	)	Portland, Oregon
	)	U.S.A. 97205
)
Authorized Signatory	)	Phone: (503) 821-5100
	)	Fax: (503) 821-5322
	)	Attention: Vice-President and C.F.O.
)
	)	With a copy to
Authorized Signatory	)	Fasken, Martineau, DuMoulin LLP
	)	2100-1075 West Georgia Street
	)	Vancouver, British Columbia
	)	V6E 3G2
)
	)	Phone: (604) 631-3131
	)	Fax: (604) 631-3232
	)	Attention: J. S. McKercher or D. J. Weaver

The COMMON SEAL of LOUISIANA-)		Address for Notice
PACIFIC CORPORATION was hereunto	)	Louisiana-Pacific Corporation
Affixed in the presence of:	)	Suite 1200, 805 S.W. Broadway
	)	Portland, Oregon
	)	U.S.A. 97205
)
Authorized Signatory	)	Phone: (503) 821-5100
	)	Fax: (503) 821-5322
	)	Attention: Vice President and C.F.O.
)
)
Authorized Signatory	)
ROYAL BANK OF CANADA		)	RBC Capital Markets
		)	Suite 2100, Park Place
		)	666 Burrard Street
		)	Vancouver, British Columbia
By:
		)	V6C 3B1
	Gerry Derbyshire	)	Attention: Managing Director
	Managing Director	)
		)	Phone: (604) 257-7100
		)	Fax: (604) 665-6465

EXHIBIT I TO THE AMENDMENT AGREEMENT

NOTICE OF AGREEMENT, REQUEST AND CONFIRMATION
Dated as of February 24, 2003

TO:	ROYAL BANK OF CANADA
Re:
Guarantee (Particular Guarantee) dated for reference November 30, 2001 and executed December 14, 2001 ("Guarantee") by the Guarantor in favour of Royal guaranteeing the obligations of the Borrower under the Credit Agreement as amended by the Amendment Agreement

        Words with an initial capital letter which are not otherwise defined in the Notice of Agreement, Request and Confirmation have the meanings defined in the Credit Agreement as amended by the Amendment Agreement.

1.    The Borrower has asked Royal to enter into the Amendment Agreement;

2.    This is notice that the undersigned is aware of the reasons for the Amendment Agreement and concurs with the Borrower's aforesaid request to Royal;

3.    The undersigned hereby joins the Borrower in its request to Royal that it enter into the Amendment Agreement and acknowledges the terms of the Credit Agreement as amended by the Amendment Agreement and confirms that the Guarantee remains valid, binding and enforceable against the Guarantor.

LOUISIANA-PACIFIC CORPORATION

Authorized Signatory

Authorized Signatory

EXHIBIT II TO THE AMENDMENT AGREEMENT

NOTICE OF AGREEMENT, REQUEST AND CONFIRMATION
Dated as of February 24, 2003

TO:	ROYAL BANK OF CANADA
Re:
Guarantee dated for reference November 30, 2001 and executed December 14, 2001 ("Guarantee") by the undersigned in favour of Royal guaranteeing the obligations of the Borrower under the Credit Agreement as amended by the Amendment Agreement

        Words with an initial capital letter which are not otherwise defined in the Notice of Agreement, Request and Confirmation have the meanings defined in the Credit Agreement as amended by the Amendment Agreement.

1.    The Borrower has asked Royal to enter into the Amendment Agreement;

2.    This is notice that the undersigned is aware of the reasons for the Amendment Agreement and concurs with the Borrower's aforesaid request to Royal;

3.    The undersigned hereby joins the Borrower in its request to Royal that it enter into the Amendment Agreement and acknowledges the terms of the Credit Agreement as amended by the Amendment Agreement and confirms that the Guarantee remains valid, binding and enforceable against the undersigned.

LP ENGINEERED WOOD PRODUCTS LTD.

Authorized Signatory

Authorized Signatory

EXHIBIT III TO THE AMENDMENT AGREEMENT

NOTICE OF AGREEMENT, REQUEST AND CONFIRMATION
Dated as of February 24, 2003

TO:	ROYAL BANK OF CANADA
Re:
Guarantee dated for reference November 30, 2001 and executed December 14, 2001 ("Guarantee") by the undersigned in favour of Royal guaranteeing the obligations of the Borrower under the Credit Agreement as amended by the Amendment Agreement

        Words with an initial capital letter which are not otherwise defined in the Notice of Agreement, Request and Confirmation have the meanings defined in the Credit Agreement as amended by the Amendment Agreement.

1.    The Borrower has asked Royal to enter into the Amendment Agreement;

2.    This is notice that the undersigned is aware of the reasons for the Amendment Agreement and concurs with the Borrower's aforesaid request to Royal;

3.    The undersigned hereby joins the Borrower in its request to Royal that it enter into the Amendment Agreement and acknowledges the terms of the Credit Agreement as amended by the Amendment Agreement and confirms that the Guarantee remains valid, binding and enforceable against the undersigned.

LOUISIANA-PACIFIC B. C. FOREST PRODUCTS LIMITED

Authorized Signatory

Authorized Signatory

AMONG:	LOUISIANA-PACIFIC CANADA LTD.
AND:	LOUISIANA-PACIFIC CORPORATION
AND:	ROYAL BANK OF CANADA

THIRD AMENDMENT TO 2001 LP CANADA CREDIT AGREEMENT (Dated for reference November 30, 2001)

BULL, HOUSSER & TUPPER BARRISTERS & SOLICITORS #3000 - 1055 WEST GEORGIA VANCOUVER, B.C. V6E 3R3 641-4848 File No. 8929978

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  Exhibit 10.2(c)